UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2014

Birner Dental Management Services, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-23367	84-1307044
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1777 S. Harrison Street, Suite 1400, Denver, CO	80210
(Address of principal executive offices)	(Zip Code)

(303) 691-0680

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2014, at the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Birner Dental Management Services, Inc. (the “Company”), the Company’s shareholders approved an amendment to the Company’s 2005 Equity Incentive Plan (“Plan”) to increase the number of shares of common stock that the Company is authorized to issue under the Plan by 250,000 shares to a total of 1,025,000 shares.

The Plan provides for the grant of incentive stock options, restricted stock, restricted stock units and stock grants to eligible employees (including officers and employee-directors) and non-qualified stock options to eligible employees, directors and consultants. Eligible employees are key employees of the Company, including officers and employee-directors, whose efforts the Company is dependent on for the success of the Company. The Plan is administered by the Compensation Committee of the Company’s Board of Directors.

The foregoing summary of the Plan is subject to, and qualified in its entirety by, the complete text of the Plan, as amended, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2014, the Company held its Annual Meeting. The following is a summary of the matters voted on at the Annual Meeting and the final voting results for such matters:

Proposal 1. To elect one Class II director to the Board of Directors to serve a three-year term until the 2017 Annual Meeting of Shareholders, or until his successor is elected and has been duly qualified:

	For	Withheld	Broker Non-Votes
Brooks G. O’Neil	1,141,608	16,021	0

Proposal 2. To approve an amendment to increase the number of shares of the Company’s common stock available for issuance under the Company’s 2005 Equity Incentive Plan by 250,000 shares:

For	Against	Abstain	Broker Non-Votes
978,953	178,518	158	0

Each proposal was approved by the Company’s shareholders by the required vote.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Birner Dental Management Services, Inc. 2005 Equity Incentive Plan, as amended as of June 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birner Dental Management Services, Inc.

Date: June 10, 2014	By:	/s/ Dennis N. Genty
	Name:	Dennis N. Genty
	Title:	Chief Financial Officer, Secretary, and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Birner Dental Management Services, Inc. 2005 Equity Incentive Plan, as amended as of June 5, 2014.